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                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE



            AWARE, INC. REPORTS 2006 FIRST QUARTER FINANCIAL RESULTS

BEDFORD, MASS. - MAY 4, 2006 - Aware, Inc. (NASDAQ: AWRE), a worldwide leader and innovator of broadband intellectual property, today reported financial results for its first quarter ended March 31, 2006.

Revenues for the first quarter of 2006 were $6.1 million compared to $4.2 million for the same period last year.

The company reports its net income and basic and diluted net income per share in accordance with U.S. generally accepted accounting principles (GAAP), and additionally, on a non-GAAP basis. Non-GAAP net income, where applicable, excludes the effect of stock-based compensation expense. The company uses the non-GAAP information internally to evaluate its operating performance and believes these non-GAAP measures are useful to investors as they provide additional insight into the underlying operating results. However, non-GAAP measures are not stated in accordance with, should not be considered in isolation from, and are not a substitute for, GAAP measures. A reconciliation of GAAP to non-GAAP results has been provided in the attached financial tables.

GAAP net income for the first quarter of 2006 was $0.5 million, or $0.02 per share, which included $0.5 million of stock-based compensation charges, as this was the Company's first quarter subject to the provisions of FAS 123(R). This compared to a GAAP net loss of $0.3 million, or $0.01 per share, for the year-ago period. GAAP results prior to 2006 do not include a charge for stock-based compensation.

Non-GAAP net income for the first quarter of 2006, excluding the effect of stock-based compensation, was $1.0 million, or $0.04 per share.

Michael Tzannes, Aware's chief executive officer, said, "This quarter was a solid one from every perspective. Revenues were up because of the level of demand for our technology and products. New product developments are underway in all areas to continue to enhance the value we deliver to our customers. We have a clear leadership position in VDSL2 and are encouraged by the trend that has emerged to use VDSL2 for infrastructure upgrades involving fiber and DSL to deliver IPTV and triple




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play services. We are on track with our strategy to develop profitable product lines in DSL licensing, biometrics and DSL test and diagnostics. "

Tzannes added, "From the conclusion of today's conference call until Friday, May 5, 2006 at 5:00 p.m., we invite stakeholders to submit questions via email to INVESTORQUESTIONS@AWARE.COM. We will post questions and answers next week on our website."

Note: Aware's conference call will be broadcast live over the Internet today, May 4, 2006 at 5:00 p.m. Eastern Time. To listen to the call, please go to WWW.AWARE.COM, and click on "Investor Relations." The conference call may also be heard by calling (913) 312-1300 and referencing the confirmation number 2443711 (please note the dial-in number change from our previous announcement). A replay of the call will be archived on our website after the call.
ABOUT AWARE

Aware, Inc. designs, develops, licenses and markets DSL technologies that enable broadband communications over existing telephone networks. Its solutions, including splitterless G.lite, full-rate ADSL, ADSL2, ADSL2+, VDSL2, Bonded ADSL2+, Dr. DSL(R), StratiPHY(TM), StratiPHY-Bonded(TM), StratiPHY2+(TM), StratiPHY3(TM) and G.SHDSL, address central office as well as customer premise requirements. Aware is also a leading provider of standards-based biometric transaction and image compression software toolkits. More information can be found at HTTP://WWW.AWARE.COM.
         --------------------

SAFE HARBOR WARNING

Portions of this release contain forward-looking statements regarding future events and are subject to risks and uncertainties, such as estimates or projections of future revenue and earnings and the growth of the DSL market. Aware wishes to caution you that there are factors that could cause actual results to differ materially from the results indicated by such statements. These factors include, but are not limited to: we have a unique business model, our quarterly results are difficult to predict, we depend on a limited number of licensees, we derive a significant amount of revenue from a small number of customers, we depend on equipment companies to incorporate our technology into their products, we face intense competition from other DSL vendors, DSL technology competes with other technologies for broadband access, and our business is subject to rapid technological change. We refer you to the documents Aware files from time to time with the Securities and Exchange Commission, specifically the section titled Risk Factors in our annual report on Form 10-K for the fiscal year ended December 31, 2005 and other reports and filings made with the Securities and Exchange Commission.

      DR. DSL, STRATIPHY, STRATIPHY2+, STRATIPHY3, AND STRATIPHY-BONDED ARE
               TRADEMARKS OR REGISTERED TRADEMARKS OF AWARE, INC.

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                                   AWARE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                            THREE MONTHS ENDED
                                                                                 MARCH 31,
                                                                   --------------------------------------
                                                                          2006                2005
                                                                   ------------------   -----------------
 Revenue:
    Product sales.................................................         $1,718                $ 961
    Contract revenue..............................................          3,692                2,163
    Royalties.....................................................            724                1,100
                                                                   ------------------   -----------------
        Total revenue                                                       6,134                4,224

Costs and expenses:
    Cost of product sales (1).....................................            152                   60
    Cost of contract revenue (1)..................................          1,246                  840
    Research and development (1)..................................          2,790                2,553
    Selling and marketing (1).....................................            814                  633
    General and administrative (1)................................          1,004                  669
                                                                   ------------------   -----------------
         Total costs and expenses                                           6,006                4,755

Net income (loss) from operations.................................            128                 (531)
Interest income...................................................            394                  217
                                                                   ------------------   -----------------

Net income (loss) before provision for income taxes...............            522                 (314)
Provision for income taxes........................................              -                    -
                                                                   ------------------   -----------------

Net income (loss).................................................           $522                ($314)
                                                                   ==================   =================

Net income (loss) per share - basic...............................          $0.02                ($0.01)
Net income (loss) per share - diluted ............................          $0.02                ($0.01)

Weighted average shares - basic...................................         23,307               22,943
Weighted average shares - diluted.................................         24,840               22,943




(1) Effective January 1, 2006 the Company adopted Statement of Financial Accounting Standard No. 123 (Revised), "Share-Based Payment" (SFAS 123(R)). Accordingly, for the three months ended March 31, 2006, stock-based compensation was accounted under SFAS 123(R) while, for the three months March 31, 2005, stock-based compensation was accounted for under APB No. 25 "Accounting for Stock Issued to Employees." The amounts in the tables above include stock-based compensation as follows (in thousands):


                                                                            THREE MONTHS ENDED
                                                                                 MARCH 31,
                                                                    ------------------------------------
                                                                           2006              2005
                                                                    ------------------  ----------------
    Cost of product sales.........................................        $      3           $   -
    Cost of contract revenue......................................              64               -
    Research and development......................................             149               -
    Sales and marketing...........................................              68               -
    General and administrative....................................             213               -
                                                                    ------------------  ----------------
    Total stock based compensation costs                                     $ 497           $   -
                                                                    ------------------  ----------------





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                                   AWARE, INC.
                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATION
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                       THREE MONTHS       THREE MONTHS
                                                                          ENDED               ENDED
                                                                      MARCH 31, 2006     MARCH 31, 2005
                                                                    ------------------ --------------------
GAAP net income...................................................        $    522             ($ 314)
    Stock based compensation......................................             497                  -
                                                                    ------------------ --------------------
Non-GAAP net income...............................................         $ 1,019             ($ 314)
                                                                    ------------------ --------------------



                                                                       THREE MONTHS        THREE MONTHS
                                                                          ENDED              ENDED
                                                                      MARCH 31, 2006     MARCH 31, 2005
                                                                    --------------------------------------
GAAP basic and diluted net income per share.......................          $ .02              ($ .01)
    Stock based compensation......................................            .02                   -
                                                                    --------------------------------------
Non-GAAP basic and diluted net income per share...................          $ .04              ($ .01)
                                                                    --------------------------------------



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                                                        AWARE, INC.
                                           CONDENSED CONSOLIDATED BALANCE SHEETS
                                                      (IN THOUSANDS)
                                                        (UNAUDITED)


                                                                                       MARCH 31,           DECEMBER 31,
                                                                                         2006                  2005
                                                                                    ----------------     ------------------
ASSETS
     Cash and investments.....................................................              $38,735              $36,763
     Accounts receivable, net.................................................                3,250                3,749
     Property and equipment, net..............................................                8,011                8,075
     Other assets, net........................................................                1,178                1,154
                                                                                    ----------------     ------------------

     Total assets.............................................................              $51,174              $49,741
                                                                                    ================     ==================



LIABILITIES AND STOCKHOLDERS' EQUITY

     Total current liabilities................................................               $2,388               $2,238

     Total stockholders' equity..............................................                48,786               47,503
                                                                                    ----------------     ------------------

     Total liabilities and stockholders' equity...............................              $51,174              $49,741
                                                                                    ================     ==================




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